THE PRUDENTIAL SERIES FUND

PSF Small-Cap Stock Index Portfolio

Supplement dated June 22, 2026 to the

Statement of Additional Information dated May 1, 2026, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF Small-Cap Stock Index Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

I.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is revised to replace the information pertaining to the Portfolio with the following, effective July 1, 2026:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
PSF Small-Cap Stock Index Portfolio	The Manager has voluntarily agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.38% of the
Portfolio's average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.
Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. The waiver is voluntary and may be modified or terminated by the Manager at any time without notice.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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